UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006 (April 17, 2006)

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-50633	94-3291317
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
650-624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS FROM OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2.02. RESULTS FROM OPERATIONS AND FINANCIAL CONDITION.
     On April 27, 2006, Cytokinetics, Incorporated (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2006. A copy of this press release is being filed with this Current Report on Form 8-K, is attached hereto as Exhibit 99.1, and is hereby incorporated by reference into this Item 2.02.
ITEM 8.01. OTHER EVENTS.
     On April 17, 2006, the Company issued a press release announcing the initiation of a Phase I/II clinical trial of its second kinesin spindle protein inhibitor, SB-743921, in patients with non-Hodgkin’s lymphoma (“NHL”). The Company is conducting this clinical trial within the framework contemplated by the September 2005 amendment to the collaboration and License Agreement between the Company and GlaxoSmithKline that provides for the Company to conduct clinical trials in certain hematological cancers, including NHL. A copy of this press release is being filed with this Current Report on Form 8-K, is attached hereto as Exhibit 99.2, and is hereby incorporated by reference into this Item 8.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated April 27, 2006.
99.2	Press Release, dated April 17, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ James H. Sabry
James H. Sabry
Chief Executive Officer

Date: April 27, 2006

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 27, 2006.
99.2	Press Release, dated April 17, 2006.

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